TIP FUNDS

                       Turner Ultra Large Cap Growth Fund
                            Turner Growth Equity Fund
                            Turner Midcap Growth Fund
                          Turner Small Cap Growth Fund

                       Supplement dated December 18, 1998
                    to the Prospectus dated January 31, 1998

This supplement to the Prospectus supersedes and replaces any existing supplements to the Prospectus. This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Under the heading "The Adviser" on page 15 of the prospectus, paragraphs 4, 5, 6 and 7 have been deleted and replaced with the following:

     The Ultra Large Cap Growth Fund and Growth Equity Fund are managed by a committee comprised of Robert Turner, John Hammerschmidt and Mark Turner. The Midcap Growth Fund is managed by a committee comprised of Bill McVail, Robert Turner and Chris McHugh. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Frank Sustersic and Chris McHugh. The background of each committee member is set forth below.

     Robert E. Turner is a member of the committees which manage the Ultra Large Cap Growth, Growth Equity and Midcap Growth Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, has been the lead manager of the Growth Equity Fund since its inception and is a co-manager of the Ultra Large Cap Growth Fund and Midcap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridan Investment Company. He has 16 years of investment experience.

     John Hammerschmidt is a member of the committee which manages the Ultra Large Cap Growth and Growth Equity Funds, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is lead manager of the Ultra Large Cap Growth Fund and co-manager of the Growth Equity Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was a Vice President in Government Securities Trading at S.G. Warburg. He has 14 years of investment experience.

     Mark Turner is a member of the committee which manages the Ultra Large Cap Growth and Growth Equity Funds, as set forth above. Mr. Turner, President of the Adviser, is co-manager of the Growth Equity Fund and Ultra Large Cap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 15 years of investment experience.

     Christopher K. McHugh is a member of the committees which manage the Midcap Growth and Small Cap Growth Funds, as set forth above. Mr. McHugh, Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 11 years of investment experience.

     Bill McVail is a member of the committees which manage the Midcap Growth and Small Cap Growth Funds, as set forth above. Mr. McVail, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth Fund. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 11 years of investment experience.

     Frank L. Sustersic is a member of the committee which manages the Small Cap Growth Fund. Mr. Sustersic, CFA, a Senior Security Analyst and Equity Portfolio Manager of the Adviser, is co-manager of the Small Cap Growth Fund. Mr. Sustersic joined the Adviser in 1994. Prior to 1994, he was Investment Officer/Fund Manager with First Fidelity Bank Corporation. He has eight years of investment experience.


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The following information is inserted in the "Purchase and Redemption of Shares" section:

The Midcap Growth and Growth Equity Funds will close to most new investors once the assets under management of Turner Investment Partners, Inc. ("Turner") reach certain specified levels. Effective when the assets that Turner manages in its Midcap Growth Equity Style and the Growth Equity Style (which includes the assets of each Fund) reach $2.6 billion and $8.6 billion, respectively, the Funds will be closed to new investors. Existing shareholders of the Funds will be notified before the Funds are closed to new investors.

Shareholders of the Funds as of the effective date for this closing may continue to make investments in the Funds, and may open additional accounts with the Funds, provided the new accounts are registered in the same name or have the same taxpayer identification or social security number assigned to them. In addition, certain limited classes of new investors may also purchase shares of the Funds after they are closed to new investors.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.